UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2014

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On June 25, 2014, Big Lots, Inc. (“we,” “us,” “our” or “Company”) issued a press release that announced our Board of Directors initiated a cash dividend program and declared a cash dividend of $0.17 per common share payable on July 29, 2014 to shareholders of record as of the close of business on July 11, 2014. As part of the press release, we also affirmed the guidance for the second quarter and full fiscal 2014 provided by us on May 30, 2014. Attached as Exhibit 99.1 to this Form 8-K is a copy of our June 25, 2014 press release.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	99.1*	Big Lots, Inc. press release dated June 25, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: June 25, 2014	By:	/s/ Ronald D. Parisotto
Ronald D. Parisotto
Senior Vice President, General Counsel
and Corporate Secretary